                                                Exhibit 99.1
First Financial Bancorp Announces Third Quarter 2024
Financial Results and Quarterly Dividend

•Earnings per diluted share of $0.55; $0.67 on an adjusted(1) basis
•Return on average assets of 1.17%; 1.42% on an adjusted(1) basis
•Net interest margin on FTE basis(1) of 4.08%
•Noninterest income of $45.7 million; $58.8 million on an adjusted(1) basis
•Average deposit growth of $166.2 million; 4.9% on an annualized basis
•1.37% ACL ratio to total loans; Net charge-offs 0.25% of total loans
•Tangible book value increased 10.2% from linked quarter to $14.26
•Board of Directors approved quarterly dividend of $0.24

Cincinnati, Ohio - October 24, 2024. First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and nine months ended September 30, 2024.

For the three months ended September 30, 2024, the Company reported net income of $52.5 million, or $0.55 per diluted common share. These results compare to net income of $60.8 million, or $0.64 per diluted common share, for the second quarter of 2024. For the nine months ended September 30, 2024, First Financial had earnings per diluted share of $1.74 compared to $2.12 for the same period in 2023.

Return on average assets for the third quarter of 2024 was 1.17% while return on average tangible common equity was 16.29%(1). These compare to return on average assets of 1.38% and return on average tangible common equity of 20.57%(1) in the second quarter of 2024.

Third quarter 2024 highlights include:

•Net interest margin of 4.05%, or 4.08% on a fully tax-equivalent basis(1)
◦2 bp decline from second quarter, better than initial expectations
◦Slight increase in cost of deposits offset by favorable shift in funding mix; Asset yields flat compared to prior quarter

•Noninterest income of $45.7 million, or $58.8 million as adjusted(1)
◦Adjustments include:
▪$17.5 million loss on securities; includes $9.7 million of impairment losses and $8.0 million loss on sales from restructuring activities
▪$4.4 million deferred tax gain
◦Strong results from foreign exchange, wealth management, and leasing businesses
•Noninterest expenses of $125.8 million, or $124.7 million as adjusted(1); 1.8% increase from linked quarter
◦Third quarter adjustments(1) include $0.4 million of efficiency related costs and $0.7 million of other costs such as acquisition, severance and branch consolidation costs
◦Increase driven by $1.8 million increase in leasing business expenses and $0.5 million supplemental contribution to the First Financial Foundation
◦Efficiency ratio of 62.5%; 58.2% as adjusted(1)

•Modest loan growth during the quarter
◦Loan balances increased $31.9 million compared to the linked quarter; 1% annualized growth
◦Growth driven by leasing and mortgage
◦Payoffs increased 27% compared to the linked quarter
_________________________________________________________________________________________
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

•Strong average deposit growth during the quarter
◦Average deposits increased $166.2 million, or 4.9% on an annualized basis
◦Growth in money market accounts, retail CDs and brokered CDs offset seasonal decline in public funds and modest declines in noninterest bearing checking and savings accounts

•Total Allowance for Credit Losses of $176.0 million; Total quarterly provision expense of $10.6 million
◦Loans and leases - ACL of $158.8 million; ratio to total loans of 1.37% increased 1 bp from second quarter
◦Unfunded Commitments - ACL of $17.1 million
◦Provision expense driven by net charge offs and slower prepayment rates; Classified assets 1.14% of total assets
◦Annualized net charge-offs were 25 bps of total loans

•Capital ratios stable and strong
◦Total capital ratio increased 11 bps to 14.58%
◦Tier 1 common equity increased 26 bps to 12.04%
◦Tangible common equity of 7.98%(1); 9.34%(1) excluding impact from AOCI
◦Tangible book value per share of $14.26(1); 10.2% increase from linked quarter

Additionally, the board of directors approved a quarterly dividend of $0.24 per common share for the next regularly scheduled dividend, payable on December 16, 2024 to shareholders of record as of December 2, 2024.

Archie Brown, President and CEO, commented on third quarter results, “Third quarter financial results reflect our ongoing commitment to industry leading performance. Adjusted(1) earnings per share were $0.67, which resulted in an adjusted(1) return on assets of 1.42% and an adjusted(1) return on tangible common equity of 19.77%.

We are particularly pleased with our 4.08% net interest margin. With only a 2 bp decline from the second quarter, the margin has proven to be more durable than expected due to high asset yields from Agile, investment portfolio restructuring and moderating funding costs.

Average deposit balances grew 4.9% on an annualized basis, as declines in our low cost products moderated. Consistent with our expectations, loan growth slowed during the third quarter as softer pipelines in the second quarter led to fewer fundings in the current period. Loan growth was also impacted by higher payoffs in our commercial banking and investment commercial real estate portfolios. Loan pipelines strengthened during the third quarter, and we expect higher growth rates as we close out the year.”

Mr. Brown continued, “Third quarter noninterest income was $45.7 million, or $58.8 million on an adjusted(1) basis, with strong earnings from foreign exchange, wealth management and the leasing business. There were several large non-recurring items that impacted noninterest income, including $17.5 million of losses on securities, which included a $9.7 million impairment charge on two bonds secured by skilled nursing homes. While third quarter noninterest income was noisy, noninterest expenses were relatively flat compared to the prior quarter. We remain diligent in managing our expenses, and our workforce efficiency initiative has resulted in the elimination of 120 positions to date, with additional savings expected into 2025.”

Mr. Brown commented on asset quality and capital, “Asset quality was stable for the quarter and our ACL increased to 1.37% of total loans. Additionally, third quarter net charge-offs were 25 bps on an annualized basis and nonperforming assets as a percent of assets increased 1 bp to 36 bps. We are optimistic about asset quality and are confident in our ability to manage the portfolio through the expected interest rate reductions and economic uncertainty in the near-term.

With regard to capital, strong earnings and the decline in interest rates led to significant improvement in tangible book value per share and tangible common equity. Tangible book value per share increased 10% from the linked quarter and over 30% from the same quarter last year to $14.26, while tangible common equity increased 75 basis points from June 30 to 7.98% as of the end of September.”

Mr. Brown concluded, “We are very proud of our financial results in the first nine months of 2024. Overall, the economy remains healthy, and the general easing of interest rates should extend economic growth in the coming periods. We believe we are in a strong position to finish the year on a high note and head into 2025 with continued momentum.”

Full detail of the Company’s third quarter 2024 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, October 25, 2024 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (888) 550-5723 (U.S. toll free) or (646) 960-0471 (U.S. local), access code 5048068. The number should be dialed five to ten minutes prior to the start of the conference call. A replay of the conference call will be available beginning one hour after the completion of the live call at (800) 770-2030 (U.S. toll free), (609) 800-9099 (U.S. toll), access code 5048068. The recording will be available until November 8, 2024. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Forward-Looking Statements

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;

•current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2023, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of September 30, 2024, the Company had $18.1 billion in assets, $11.6 billion in loans, $13.9 billion in deposits and $2.5 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.8 billion in assets under management as of September 30, 2024. The Company operated 128 full service banking centers as of September 30, 2024, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Director of Corporate Communications
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

Selected Financial Information
September 30, 2024
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2024	2024	2024	2023	2023	2024	2023
RESULTS OF OPERATIONS
Net income	$52,451	$60,805	$50,689	$56,732	$63,061	$163,945	$199,131
Net earnings per share - basic	$0.56	$0.64	$0.54	$0.60	$0.67	$1.74	$2.12
Net earnings per share - diluted	$0.55	$0.64	$0.53	$0.60	$0.66	$1.72	$2.09
Dividends declared per share	$0.24	$0.23	$0.23	$0.23	$0.23	$0.70	$0.69

KEY FINANCIAL RATIOS
Return on average assets	1.17%	1.38%	1.18%	1.31%	1.48%	1.24%	1.57%
Return on average shareholders' equity	8.80%	10.72%	9.00%	10.50%	11.62%	9.50%	12.53%
Return on average tangible shareholders' equity (1)	16.29%	20.57%	17.35%	21.36%	23.60%	18.02%	25.87%

Net interest margin	4.05%	4.06%	4.05%	4.21%	4.28%	4.05%	4.41%
Net interest margin (fully tax equivalent) (1)(2)	4.08%	4.10%	4.10%	4.26%	4.33%	4.09%	4.45%

Ending shareholders' equity as a percent of ending assets	13.50%	12.81%	12.99%	12.94%	12.49%	13.50%	12.49%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	7.98%	7.23%	7.23%	7.17%	6.50%	7.98%	6.50%
Risk-weighted assets (1)	9.87%	8.95%	8.80%	8.81%	7.88%	9.87%	7.88%

Average shareholders' equity as a percent of average assets	13.28%	12.87%	13.09%	12.52%	12.70%	13.08%	12.53%
Average tangible shareholders' equity as a percent of average tangible assets (1)	7.64%	7.15%	7.25%	6.57%	6.69%	7.35%	6.49%

Book value per share	$25.66	$24.36	$23.95	$23.84	$22.39	$25.66	$22.39
Tangible book value per share (1)	$14.26	$12.94	$12.50	$12.38	$10.91	$14.26	$10.91

Common equity tier 1 ratio (3)	12.04%	11.78%	11.67%	11.73%	11.60%	12.04%	11.60%
Tier 1 ratio (3)	12.37%	12.11%	12.00%	12.06%	11.94%	12.37%	11.94%
Total capital ratio (3)	14.58%	14.47%	14.31%	14.26%	14.19%	14.58%	14.19%
Leverage ratio (3)	9.93%	9.73%	9.75%	9.70%	9.59%	9.93%	9.59%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$11,534,000	$11,440,930	$11,066,184	$10,751,028	$10,623,734	$11,347,720	$10,504,431
Investment securities	3,274,498	3,131,541	3,137,665	3,184,408	3,394,237	3,181,575	3,529,119
Interest-bearing deposits with other banks	483,880	599,348	553,654	548,153	386,173	545,402	344,844
Total earning assets	$15,292,378	$15,171,819	$14,757,503	$14,483,589	$14,404,144	$15,074,697	$14,378,394
Total assets	$17,854,191	$17,728,251	$17,306,221	$17,124,955	$16,951,389	$17,630,374	$16,954,178
Noninterest-bearing deposits	$3,106,239	$3,144,198	$3,169,750	$3,368,024	$3,493,305	$3,139,939	$3,702,189
Interest-bearing deposits	10,690,265	10,486,068	10,109,416	9,834,819	9,293,860	10,429,538	9,068,783
Total deposits	$13,796,504	$13,630,266	$13,279,166	$13,202,843	$12,787,165	$13,569,477	$12,770,972
Borrowings	$1,053,737	$1,171,246	$1,139,014	$1,083,954	$1,403,071	$1,121,086	$1,453,588
Shareholders' equity	$2,371,125	$2,281,040	$2,265,562	$2,144,482	$2,153,601	$2,306,147	$2,124,787

CREDIT QUALITY RATIOS
Allowance to ending loans	1.37%	1.36%	1.29%	1.29%	1.36%	1.37%	1.36%
Allowance to nonaccrual loans	242.72%	249.21%	243.55%	215.10%	193.75%	242.72%	193.75%
Nonaccrual loans to total loans	0.57%	0.54%	0.53%	0.60%	0.70%	0.57%	0.70%
Nonperforming assets to ending loans, plus OREO	0.57%	0.54%	0.53%	0.60%	0.71%	0.57%	0.71%
Nonperforming assets to total assets	0.36%	0.35%	0.34%	0.38%	0.44%	0.36%	0.44%
Classified assets to total assets	1.14%	1.07%	0.92%	0.80%	0.82%	1.14%	0.82%
Net charge-offs to average loans (annualized)	0.25%	0.15%	0.38%	0.46%	0.61%	0.26%	0.28%
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) September 30, 2024 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Nine months ended,
	Sep. 30,			Sep. 30,
	2024	2023	% Change	2024	2023	% Change
Interest income
Loans and leases, including fees	$215,433	$192,261	12.1%	$629,033	$546,354	15.1%
Investment securities
Taxable	32,367	31,297	3.4%	90,958	95,226	(4.5)%
Tax-exempt	2,616	3,522	(25.7)%	8,412	10,499	(19.9)%
Total investment securities interest	34,983	34,819	0.5%	99,370	105,725	(6.0)%
Other earning assets	6,703	5,011	33.8%	22,121	12,488	77.1%
Total interest income	257,119	232,091	10.8%	750,524	664,567	12.9%

Interest expense
Deposits	86,554	57,069	51.7%	245,651	132,817	85.0%
Short-term borrowings	9,932	14,615	(32.0)%	32,270	43,101	(25.1)%
Long-term borrowings	5,073	4,952	2.4%	14,992	14,644	2.4%
Total interest expense	101,559	76,636	32.5%	292,913	190,562	53.7%
Net interest income	155,560	155,455	0.1%	457,611	474,005	(3.5)%
Provision for credit losses-loans and leases	9,930	12,907	(23.1)%	39,506	34,270	15.3%
Provision for credit losses-unfunded commitments	694	(1,234)	(156.2)%	(1,279)	(1,393)	(8.2)%
Net interest income after provision for credit losses	144,936	143,782	0.8%	419,384	441,128	(4.9)%

Noninterest income
Service charges on deposit accounts	7,547	6,957	8.5%	21,647	20,443	5.9%
Wealth management fees	6,910	6,943	(0.5)%	20,758	19,990	3.8%
Bankcard income	3,698	3,406	8.6%	10,740	10,690	0.5%
Client derivative fees	1,160	1,612	(28.0)%	3,173	4,444	(28.6)%
Foreign exchange income	12,048	13,384	(10.0)%	39,270	45,321	(13.4)%
Leasing business income	16,811	14,537	15.6%	48,228	38,466	25.4%
Net gains from sales of loans	5,021	4,086	22.9%	13,284	10,260	29.5%
Net gain (loss) on investment securities	(17,468)	(58)	N/M	(22,719)	(403)	N/M
Other	9,974	5,761	73.1%	19,333	16,218	19.2%
Total noninterest income	45,701	56,628	(19.3)%	153,714	165,429	(7.1)%

Noninterest expenses
Salaries and employee benefits	74,813	75,641	(1.1)%	224,075	222,094	0.9%
Net occupancy	5,919	5,809	1.9%	17,635	17,100	3.1%
Furniture and equipment	3,617	3,341	8.3%	10,951	10,020	9.3%
Data processing	8,857	8,473	4.5%	26,039	27,364	(4.8)%
Marketing	2,255	2,598	(13.2)%	6,822	7,560	(9.8)%
Communication	851	744	14.4%	2,462	2,022	21.8%
Professional services	2,303	2,524	(8.8)%	7,456	6,778	10.0%
State intangible tax	876	981	(10.7)%	2,628	2,930	(10.3)%
FDIC assessments	3,036	2,665	13.9%	8,473	8,297	2.1%
Intangible amortization	2,395	2,600	(7.9)%	7,092	7,801	(9.1)%
Leasing business expense	11,899	8,877	34.0%	31,781	23,545	35.0%
Other	8,938	7,791	14.7%	26,274	23,841	10.2%
Total noninterest expenses	125,759	122,044	3.0%	371,688	359,352	3.4%
Income before income taxes	64,878	78,366	(17.2)%	201,410	247,205	(18.5)%
Income tax expense (benefit)	12,427	15,305	(18.8)%	37,465	48,074	(22.1)%
Net income	$52,451	$63,061	(16.8)%	$163,945	$199,131	(17.7)%

ADDITIONAL DATA
Net earnings per share - basic	$0.56	$0.67		$1.74	$2.12
Net earnings per share - diluted	$0.55	$0.66		$1.72	$2.09
Dividends declared per share	$0.24	$0.23		$0.70	$0.69

Return on average assets	1.17%	1.48%		1.24%	1.57%
Return on average shareholders' equity	8.80%	11.62%		9.50%	12.53%

Interest income	$257,119	$232,091	10.8%	$750,524	$664,567	12.9%
Tax equivalent adjustment	1,362	1,659	(17.9)%	4,315	4,684	(7.9)%
Interest income - tax equivalent	258,481	233,750	10.6%	754,839	669,251	12.8%
Interest expense	101,559	76,636	32.5%	292,913	190,562	53.7%
Net interest income - tax equivalent	$156,922	$157,114	(0.1)%	$461,926	$478,689	(3.5)%

Net interest margin	4.05%	4.28%		4.05%	4.41%
Net interest margin (fully tax equivalent) (1)	4.08%	4.33%		4.09%	4.45%

Full-time equivalent employees	2,084	2,121

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2024
	Third	Second	First	Year to	% Change
	Quarter	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$215,433	$211,760	$201,840	$629,033	1.7%
Investment securities
Taxable	32,367	30,295	28,296	90,958	6.8%
Tax-exempt	2,616	2,704	3,092	8,412	(3.3)%
Total investment securities interest	34,983	32,999	31,388	99,370	6.0%
Other earning assets	6,703	7,960	7,458	22,121	(15.8)%
Total interest income	257,119	252,719	240,686	750,524	1.7%

Interest expense
Deposits	86,554	83,022	76,075	245,651	4.3%
Short-term borrowings	9,932	11,395	10,943	32,270	(12.8)%
Long-term borrowings	5,073	4,991	4,928	14,992	1.6%
Total interest expense	101,559	99,408	91,946	292,913	2.2%
Net interest income	155,560	153,311	148,740	457,611	1.5%
Provision for credit losses-loans and leases	9,930	16,157	13,419	39,506	(38.5)%
Provision for credit losses-unfunded commitments	694	286	(2,259)	(1,279)	142.7%
Net interest income after provision for credit losses	144,936	136,868	137,580	419,384	5.9%

Noninterest income
Service charges on deposit accounts	7,547	7,188	6,912	21,647	5.0%
Wealth management fees	6,910	7,172	6,676	20,758	(3.7)%
Bankcard income	3,698	3,900	3,142	10,740	(5.2)%
Client derivative fees	1,160	763	1,250	3,173	52.0%
Foreign exchange income	12,048	16,787	10,435	39,270	(28.2)%
Leasing business income	16,811	16,828	14,589	48,228	(0.1)%
Net gains from sales of loans	5,021	4,479	3,784	13,284	12.1%
Net gain (loss) on investment securities	(17,468)	(64)	(5,187)	(22,719)	N/M
Other	9,974	4,448	4,911	19,333	124.2%
Total noninterest income	45,701	61,501	46,512	153,714	(25.7)%

Noninterest expenses
Salaries and employee benefits	74,813	75,225	74,037	224,075	(0.5)%
Net occupancy	5,919	5,793	5,923	17,635	2.2%
Furniture and equipment	3,617	3,646	3,688	10,951	(0.8)%
Data processing	8,857	8,877	8,305	26,039	(0.2)%
Marketing	2,255	2,605	1,962	6,822	(13.4)%
Communication	851	816	795	2,462	4.3%
Professional services	2,303	2,885	2,268	7,456	(20.2)%
State intangible tax	876	875	877	2,628	0.1%
FDIC assessments	3,036	2,657	2,780	8,473	14.3%
Intangible amortization	2,395	2,396	2,301	7,092	0.0%
Leasing business expense	11,899	10,128	9,754	31,781	17.5%
Other	8,938	7,671	9,665	26,274	16.5%
Total noninterest expenses	125,759	123,574	122,355	371,688	1.8%
Income before income taxes	64,878	74,795	61,737	201,410	(13.3)%
Income tax expense (benefit)	12,427	13,990	11,048	37,465	(11.2)%
Net income	$52,451	$60,805	$50,689	$163,945	(13.7)%

ADDITIONAL DATA
Net earnings per share - basic	$0.56	$0.64	$0.54	$1.74
Net earnings per share - diluted	$0.55	$0.64	$0.53	$1.72
Dividends declared per share	$0.24	$0.23	$0.23	$0.70

Return on average assets	1.17%	1.38%	1.18%	1.24%
Return on average shareholders' equity	8.80%	10.72%	9.00%	9.50%

Interest income	$257,119	$252,719	$240,686	$750,524	1.7%
Tax equivalent adjustment	1,362	1,418	1,535	4,315	(3.9)%
Interest income - tax equivalent	258,481	254,137	242,221	754,839	1.7%
Interest expense	101,559	99,408	91,946	292,913	2.2%
Net interest income - tax equivalent	$156,922	$154,729	$150,275	$461,926	1.4%

Net interest margin	4.05%	4.06%	4.05%	4.05%
Net interest margin (fully tax equivalent) (1)	4.08%	4.10%	4.10%	4.09%

Full-time equivalent employees	2,084	2,144	2,116

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2023
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$197,416	$192,261	$184,387	$169,706	$743,770
Investment securities
Taxable	30,294	31,297	32,062	31,867	125,520
Tax-exempt	3,402	3,522	3,513	3,464	13,901
Total investment securities interest	33,696	34,819	35,575	35,331	139,421
Other earning assets	7,325	5,011	3,933	3,544	19,813
Total interest income	238,437	232,091	223,895	208,581	903,004

Interest expense
Deposits	69,193	57,069	44,292	31,456	202,010
Short-term borrowings	10,277	14,615	15,536	12,950	53,378
Long-term borrowings	5,202	4,952	4,835	4,857	19,846
Total interest expense	84,672	76,636	64,663	49,263	275,234
Net interest income	153,765	155,455	159,232	159,318	627,770
Provision for credit losses-loans and leases	8,804	12,907	12,719	8,644	43,074
Provision for credit losses-unfunded commitments	1,426	(1,234)	(1,994)	1,835	33
Net interest income after provision for credit losses	143,535	143,782	148,507	148,839	584,663

Noninterest income
Service charges on deposit accounts	6,846	6,957	6,972	6,514	27,289
Wealth management fees	6,091	6,943	6,713	6,334	26,081
Bankcard income	3,349	3,406	3,692	3,592	14,039
Client derivative fees	711	1,612	1,827	1,005	5,155
Foreign exchange income	8,730	13,384	15,039	16,898	54,051
Leasing business income	12,856	14,537	10,265	13,664	51,322
Net gains from sales of loans	2,957	4,086	3,839	2,335	13,217
Net gain (loss) on investment securities	(649)	(58)	(466)	121	(1,052)
Other	6,102	5,761	5,377	5,080	22,320
Total noninterest income	46,993	56,628	53,258	55,543	212,422

Noninterest expenses
Salaries and employee benefits	70,637	75,641	74,199	72,254	292,731
Net occupancy	5,890	5,809	5,606	5,685	22,990
Furniture and equipment	3,523	3,341	3,362	3,317	13,543
Data processing	8,488	8,473	9,871	9,020	35,852
Marketing	2,087	2,598	2,802	2,160	9,647
Communication	707	744	644	634	2,729
Professional services	3,148	2,524	2,308	1,946	9,926
State intangible tax	984	981	964	985	3,914
FDIC assessments	3,651	2,665	2,806	2,826	11,948
Intangible amortization	2,601	2,600	2,601	2,600	10,402
Leasing business expense	8,955	8,877	6,730	7,938	32,500
Other	8,466	7,791	8,722	7,328	32,307
Total noninterest expenses	119,137	122,044	120,615	116,693	478,489
Income before income taxes	71,391	78,366	81,150	87,689	318,596
Income tax expense (benefit)	14,659	15,305	15,483	17,286	62,733
Net income	$56,732	$63,061	$65,667	$70,403	$255,863

ADDITIONAL DATA
Net earnings per share - basic	$0.60	$0.67	$0.70	$0.75	$2.72
Net earnings per share - diluted	$0.60	$0.66	$0.69	$0.74	$2.69
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.31%	1.48%	1.55%	1.69%	1.51%
Return on average shareholders' equity	10.50%	11.62%	12.32%	13.71%	12.01%

Interest income	$238,437	$232,091	$223,895	$208,581	$903,004
Tax equivalent adjustment	1,672	1,659	1,601	1,424	6,356
Interest income - tax equivalent	240,109	233,750	225,496	210,005	909,360
Interest expense	84,672	76,636	64,663	49,263	275,234
Net interest income - tax equivalent	$155,437	$157,114	$160,833	$160,742	$634,126

Net interest margin	4.21%	4.28%	4.43%	4.51%	4.36%
Net interest margin (fully tax equivalent) (1)	4.26%	4.33%	4.48%	4.55%	4.40%

Full-time equivalent employees	2,129	2,121	2,193	2,066

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	% Change	% Change
	2024	2024	2024	2023	2023	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$190,618	$193,794	$199,407	$213,059	$220,335	(1.6)%	(13.5)%
Interest-bearing deposits with other banks	660,576	738,555	751,290	792,960	452,867	(10.6)%	45.9%
Investment securities available-for-sale	3,157,265	3,036,758	2,850,667	3,021,126	3,044,361	4.0%	3.7%
Investment securities held-to-maturity	77,985	78,921	79,542	80,321	81,236	(1.2)%	(4.0)%
Other investments	120,318	132,412	125,548	129,945	133,725	(9.1)%	(10.0)%
Loans held for sale	12,685	16,911	11,534	9,213	12,391	(25.0)%	2.4%
Loans and leases
Commercial and industrial	3,678,546	3,782,487	3,591,428	3,501,221	3,420,873	(2.7)%	7.5%
Lease financing	587,415	534,557	492,862	474,817	399,973	9.9%	46.9%
Construction real estate	802,264	741,406	641,596	564,832	578,824	8.2%	38.6%
Commercial real estate	4,034,820	4,076,596	4,145,969	4,080,939	3,992,654	(1.0)%	1.1%
Residential real estate	1,422,186	1,377,290	1,344,677	1,333,674	1,293,470	3.3%	10.0%
Home equity	825,431	800,860	773,811	758,676	743,991	3.1%	10.9%
Installment	141,270	148,530	153,838	159,078	160,648	(4.9)%	(12.1)%
Credit card	61,140	59,477	60,939	59,939	56,386	2.8%	8.4%
Total loans	11,553,072	11,521,203	11,205,120	10,933,176	10,646,819	0.3%	8.5%
Less:
Allowance for credit losses	(158,831)	(156,185)	(144,274)	(141,433)	(145,201)	1.7%	9.4%
Net loans	11,394,241	11,365,018	11,060,846	10,791,743	10,501,618	0.3%	8.5%
Premises and equipment	196,692	197,873	198,428	194,740	192,572	(0.6)%	2.1%
Operating leases	201,080	167,472	161,473	153,214	136,883	20.1%	46.9%
Goodwill	1,007,656	1,007,656	1,007,656	1,005,868	1,005,868	0.0%	0.2%
Other intangibles	81,547	83,528	85,603	83,949	86,378	(2.4)%	(5.6)%
Accrued interest and other assets	1,045,669	1,147,282	1,067,244	1,056,762	1,186,618	(8.9)%	(11.9)%
Total Assets	$18,146,332	$18,166,180	$17,599,238	$17,532,900	$17,054,852	(0.1)%	6.4%

LIABILITIES
Deposits
Interest-bearing demand	$2,884,971	$2,922,540	$2,916,518	$2,993,219	$2,880,617	(1.3)%	0.2%
Savings	4,710,223	4,628,320	4,467,894	4,331,228	4,023,455	1.8%	17.1%
Time	3,244,861	3,049,635	2,896,860	2,718,390	2,572,909	6.4%	26.1%
Total interest-bearing deposits	10,840,055	10,600,495	10,281,272	10,042,837	9,476,981	2.3%	14.4%
Noninterest-bearing	3,107,699	3,061,427	3,175,876	3,317,960	3,438,572	1.5%	(9.6)%
Total deposits	13,947,754	13,661,922	13,457,148	13,360,797	12,915,553	2.1%	8.0%
FHLB short-term borrowings	765,000	1,040,000	700,000	800,000	755,000	(26.4)%	1.3%
Other	46,653	139,172	162,145	137,814	219,188	(66.5)%	(78.7)%
Total short-term borrowings	811,653	1,179,172	862,145	937,814	974,188	(31.2)%	(16.7)%
Long-term debt	344,086	338,556	343,236	344,115	340,902	1.6%	0.9%
Total borrowed funds	1,155,739	1,517,728	1,205,381	1,281,929	1,315,090	(23.9)%	(12.1)%
Accrued interest and other liabilities	592,401	660,091	649,706	622,200	694,700	(10.3)%	(14.7)%
Total Liabilities	15,695,894	15,839,741	15,312,235	15,264,926	14,925,343	(0.9)%	5.2%

SHAREHOLDERS' EQUITY
Common stock	1,639,045	1,635,705	1,632,971	1,638,972	1,636,054	0.2%	0.2%
Retained earnings	1,234,375	1,204,844	1,166,065	1,136,718	1,101,905	2.5%	12.0%
Accumulated other comprehensive income (loss)	(232,262)	(323,409)	(321,109)	(309,819)	(410,005)	(28.2)%	(43.4)%
Treasury stock, at cost	(190,720)	(190,701)	(190,924)	(197,897)	(198,445)	0.0%	(3.9)%
Total Shareholders' Equity	2,450,438	2,326,439	2,287,003	2,267,974	2,129,509	5.3%	15.1%
Total Liabilities and Shareholders' Equity	$18,146,332	$18,166,180	$17,599,238	$17,532,900	$17,054,852	(0.1)%	6.4%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2024	2024	2024	2023	2023	2024	2023
ASSETS
Cash and due from banks	$179,321	$174,435	$204,119	$214,678	$211,670	$185,934	$217,281
Interest-bearing deposits with other banks	483,880	599,348	553,654	548,153	386,173	545,402	344,844
Investment securities	3,274,498	3,131,541	3,137,665	3,184,408	3,394,237	3,181,575	3,529,119
Loans held for sale	16,399	14,075	12,069	12,547	15,420	14,189	10,972
Loans and leases
Commercial and industrial	3,723,761	3,716,083	3,543,475	3,422,381	3,443,615	3,661,335	3,456,612
Lease financing	550,634	509,758	480,540	419,179	371,598	513,779	316,316
Construction real estate	763,779	683,780	603,974	540,314	547,884	684,136	534,165
Commercial real estate	4,059,939	4,146,764	4,101,238	4,060,733	4,024,798	4,102,491	4,030,950
Residential real estate	1,399,932	1,361,133	1,336,749	1,320,670	1,260,249	1,366,062	1,186,259
Home equity	811,265	790,384	765,410	750,925	735,251	789,101	729,949
Installment	143,102	151,753	157,663	160,242	164,092	150,811	180,571
Credit card	65,189	67,200	65,066	64,037	60,827	65,816	58,637
Total loans	11,517,601	11,426,855	11,054,115	10,738,481	10,608,314	11,333,531	10,493,459
Less:
Allowance for credit losses	(159,252)	(147,666)	(143,950)	(149,398)	(150,297)	(150,322)	(144,149)
Net loans	11,358,349	11,279,189	10,910,165	10,589,083	10,458,017	11,183,209	10,349,310
Premises and equipment	197,881	199,096	198,482	194,435	194,228	198,484	191,733
Operating leases	180,118	156,457	154,655	139,331	132,984	163,803	126,362
Goodwill	1,007,654	1,007,657	1,006,477	1,005,870	1,005,844	1,007,264	1,005,783
Other intangibles	82,619	84,577	84,109	85,101	87,427	83,764	89,945
Accrued interest and other assets	1,073,472	1,081,876	1,044,826	1,151,349	1,065,389	1,066,750	1,088,829
Total Assets	$17,854,191	$17,728,251	$17,306,221	$17,124,955	$16,951,389	$17,630,374	$16,954,178

LIABILITIES
Deposits
Interest-bearing demand	$2,914,934	$2,888,252	$2,895,768	$2,988,086	$2,927,416	$2,899,707	$2,913,737
Savings	4,694,923	4,617,658	4,399,768	4,235,658	3,919,590	4,571,236	3,829,802
Time	3,080,408	2,980,158	2,813,880	2,611,075	2,446,854	2,958,595	2,325,244
Total interest-bearing deposits	10,690,265	10,486,068	10,109,416	9,834,819	9,293,860	10,429,538	9,068,783
Noninterest-bearing	3,106,239	3,144,198	3,169,750	3,368,024	3,493,305	3,139,939	3,702,189
Total deposits	13,796,504	13,630,266	13,279,166	13,202,843	12,787,165	13,569,477	12,770,972
Federal funds purchased and securities sold
under agreements to repurchase	10,807	750	4,204	3,586	10,788	5,274	19,626
FHLB short-term borrowings	626,490	669,111	646,187	554,826	878,199	647,187	943,678
Other	76,859	161,913	146,127	185,221	175,682	128,112	149,122
Total short-term borrowings	714,156	831,774	796,518	743,633	1,064,669	780,573	1,112,426
Long-term debt	339,581	339,472	342,496	340,321	338,402	340,513	341,162
Total borrowed funds	1,053,737	1,171,246	1,139,014	1,083,954	1,403,071	1,121,086	1,453,588
Accrued interest and other liabilities	632,825	645,699	622,479	693,676	607,552	633,664	604,831
Total Liabilities	15,483,066	15,447,211	15,040,659	14,980,473	14,797,788	15,324,227	14,829,391

SHAREHOLDERS' EQUITY
Common stock	1,637,045	1,634,183	1,637,835	1,637,197	1,634,102	1,636,357	1,632,912
Retained earnings	1,210,924	1,179,827	1,144,447	1,111,786	1,076,515	1,178,518	1,033,779
Accumulated other comprehensive loss	(285,978)	(341,941)	(319,601)	(406,265)	(358,769)	(315,731)	(342,898)
Treasury stock, at cost	(190,866)	(191,029)	(197,119)	(198,236)	(198,247)	(192,997)	(199,006)
Total Shareholders' Equity	2,371,125	2,281,040	2,265,562	2,144,482	2,153,601	2,306,147	2,124,787
Total Liabilities and Shareholders' Equity	$17,854,191	$17,728,251	$17,306,221	$17,124,955	$16,951,389	$17,630,374	$16,954,178

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages									Year-to-Date Averages
	September 30, 2024			June 30, 2024			September 30, 2023			September 30, 2024		September 30, 2023
	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,274,498	$34,983	4.24%	$3,131,541	$32,999	4.23%	$3,394,237	$34,819	4.07%	$3,181,575	4.18%	$3,529,119	4.01%
Interest-bearing deposits with other banks	483,880	6,703	5.50%	599,348	7,960	5.33%	386,173	5,011	5.15%	545,402	5.42%	344,844	4.84%
Gross loans (1)	11,534,000	215,433	7.41%	11,440,930	211,760	7.42%	10,623,734	192,261	7.18%	11,347,720	7.41%	10,504,431	6.95%
Total earning assets	15,292,378	257,119	6.67%	15,171,819	252,719	6.68%	14,404,144	232,091	6.39%	15,074,697	6.66%	14,378,394	6.18%

Nonearning assets
Allowance for credit losses	(159,252)			(147,666)			(150,297)			(150,322)		(144,149)
Cash and due from banks	179,321			174,435			211,670			185,934		217,281
Accrued interest and other assets	2,541,744			2,529,663			2,485,872			2,520,065		2,502,652
Total assets	$17,854,191			$17,728,251			$16,951,389			$17,630,374		$16,954,178

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,914,934	$15,919	2.17%	$2,888,252	$14,923	2.07%	$2,927,416	$12,953	1.76%	$2,899,707	2.11%	$2,913,737	1.28%
Savings	4,694,923	34,220	2.89%	4,617,658	33,142	2.88%	3,919,590	19,853	2.01%	4,571,236	2.83%	3,829,802	1.45%
Time	3,080,408	36,415	4.69%	2,980,158	34,957	4.70%	2,446,854	24,263	3.93%	2,958,595	4.66%	2,325,244	3.64%
Total interest-bearing deposits	10,690,265	86,554	3.21%	10,486,068	83,022	3.18%	9,293,860	57,069	2.44%	10,429,538	3.15%	9,068,783	1.96%
Borrowed funds
Short-term borrowings	714,156	9,932	5.52%	831,774	11,395	5.49%	1,064,669	14,615	5.45%	780,573	5.53%	1,112,426	5.18%
Long-term debt	339,581	5,073	5.93%	339,472	4,991	5.90%	338,402	4,952	5.81%	340,513	5.89%	341,162	5.74%
Total borrowed funds	1,053,737	15,005	5.65%	1,171,246	16,386	5.61%	1,403,071	19,567	5.53%	1,121,086	5.64%	1,453,588	5.31%
Total interest-bearing liabilities	11,744,002	101,559	3.43%	11,657,314	99,408	3.42%	10,696,931	76,636	2.84%	11,550,624	3.39%	10,522,371	2.42%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	3,106,239			3,144,198			3,493,305			3,139,939		3,702,189
Other liabilities	632,825			645,699			607,552			633,664		604,831
Shareholders' equity	2,371,125			2,281,040			2,153,601			2,306,147		2,124,787
Total liabilities & shareholders' equity	$17,854,191			$17,728,251			$16,951,389			$17,630,374		$16,954,178

Net interest income	$155,560			$153,311			$155,455			$457,611		$474,005
Net interest spread			3.24%			3.26%			3.55%		3.27%		3.76%
Net interest margin			4.05%			4.06%			4.28%		4.05%		4.41%

Tax equivalent adjustment			0.03%			0.04%			0.05%		0.04%		0.04%
Net interest margin (fully tax equivalent)			4.08%			4.10%			4.33%		4.09%		4.45%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$93	$1,891	$1,984	$1,443	$(1,279)	$164	$4,500	$(10,855)	$(6,355)
Interest-bearing deposits with other banks	252	(1,509)	(1,257)	339	1,353	1,692	1,499	8,134	9,633
Gross loans (2)	(388)	4,061	3,673	6,170	17,002	23,172	35,933	46,746	82,679
Total earning assets	(43)	4,443	4,400	7,952	17,076	25,028	41,932	44,025	85,957

Interest-bearing liabilities
Total interest-bearing deposits	$956	$2,576	$3,532	$18,179	$11,306	$29,485	$80,784	$32,050	$112,834
Borrowed funds
Short-term borrowings	47	(1,510)	(1,463)	192	(4,875)	(4,683)	2,888	(13,719)	(10,831)
Long-term debt	25	57	82	103	18	121	377	(29)	348
Total borrowed funds	72	(1,453)	(1,381)	295	(4,857)	(4,562)	3,265	(13,748)	(10,483)
Total interest-bearing liabilities	1,028	1,123	2,151	18,474	6,449	24,923	84,049	18,302	102,351
Net interest income (1)	$(1,071)	$3,320	$2,249	$(10,522)	$10,627	$105	$(42,117)	$25,723	$(16,394)

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)
						Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2024	2024	2024	2023	2023	2024	2023
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$156,185	$144,274	$141,433	$145,201	$148,646	$141,433	$132,977
Provision for credit losses	9,930	16,157	13,419	8,804	12,907	39,506	34,270
Gross charge-offs
Commercial and industrial	5,471	2,149	2,695	6,866	9,207	10,315	12,309
Lease financing	368	190	3	4,244	76	561	179
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	261	2	5,319	1	6,008	5,582	8,722
Residential real estate	60	6	65	9	10	131	30
Home equity	90	122	25	174	54	237	166
Installment	1,510	2,034	2,236	2,054	1,349	5,780	4,388
Credit card	768	532	794	363	319	2,094	810
Total gross charge-offs	8,528	5,035	11,137	13,711	17,023	24,700	26,604
Recoveries
Commercial and industrial	434	236	162	459	335	832	1,075
Lease financing	11	1	59	52	1	71	3
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	25	137	38	93	39	200	2,430
Residential real estate	22	37	24	24	44	83	223
Home equity	240	118	80	178	125	438	437
Installment	421	219	145	210	87	785	231
Credit card	91	41	51	123	40	183	159
Total recoveries	1,244	789	559	1,139	671	2,592	4,558
Total net charge-offs	7,284	4,246	10,578	12,572	16,352	22,108	22,046
Ending allowance for credit losses	$158,831	$156,185	$144,274	$141,433	$145,201	$158,831	$145,201

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.54%	0.21%	0.29%	0.74%	1.02%	0.35%	0.43%
Lease financing	0.26%	0.15%	(0.05)%	3.97%	0.08%	0.13%	0.07%
Construction real estate	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Commercial real estate	0.02%	(0.01)%	0.52%	(0.01)%	0.59%	0.18%	0.21%
Residential real estate	0.01%	(0.01)%	0.01%	0.00%	(0.01)%	0.00%	(0.02)%
Home equity	(0.07)%	0.00%	(0.03)%	0.00%	(0.04)%	(0.03)%	(0.05)%
Installment	3.03%	4.81%	5.33%	4.57%	3.05%	4.42%	3.08%
Credit card	4.13%	2.94%	4.59%	1.49%	1.82%	3.88%	1.48%
Total net charge-offs	0.25%	0.15%	0.38%	0.46%	0.61%	0.26%	0.28%

COMPONENTS OF NONACCRUAL LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans
Commercial and industrial	$10,703	$17,665	$14,532	$15,746	$17,152	$10,703	$17,152
Lease financing	11,632	5,374	3,794	3,610	7,731	11,632	7,731
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	23,608	22,942	23,055	27,984	33,019	23,608	33,019
Residential real estate	14,596	12,715	12,836	14,067	12,328	14,596	12,328
Home equity	4,074	3,295	4,036	3,476	3,937	4,074	3,937
Installment	826	682	984	870	774	826	774
Total nonaccrual loans	65,439	62,673	59,237	65,753	74,941	65,439	74,941
Other real estate owned (OREO)	30	30	161	106	142	30	142
Total nonperforming assets	65,469	62,703	59,398	65,859	75,083	65,469	75,083
Accruing loans past due 90 days or more	463	1,573	820	2,028	698	463	698
Total underperforming assets	$65,932	$64,276	$60,218	$67,887	$75,781	$65,932	$75,781
Total classified assets	$206,194	$195,277	$162,348	$140,995	$140,552	$206,194	$140,552

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	242.72%	249.21%	243.55%	215.10%	193.75%	242.72%	193.75%
Total ending loans	1.37%	1.36%	1.29%	1.29%	1.36%	1.37%	1.36%
Nonaccrual loans to total loans	0.57%	0.54%	0.53%	0.60%	0.70%	0.57%	0.70%
Nonperforming assets to
Ending loans, plus OREO	0.57%	0.54%	0.53%	0.60%	0.71%	0.57%	0.71%
Total assets	0.36%	0.35%	0.34%	0.38%	0.44%	0.36%	0.44%
Classified assets to total assets	1.14%	1.07%	0.92%	0.80%	0.82%	1.14%	0.82%

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
	Three Months Ended,					Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2024	2024	2024	2023	2023	2024	2023
PER COMMON SHARE
Market Price
High	$28.09	$23.78	$23.68	$24.28	$24.02	$28.09	$26.24
Low	$21.70	$20.79	$21.04	$17.37	$19.19	$20.79	$18.20
Close	$25.23	$22.22	$22.42	$23.75	$19.60	$25.23	$19.60

Average shares outstanding - basic	94,473,666	94,438,235	94,218,067	94,063,570	94,030,275	94,377,010	93,896,716
Average shares outstanding - diluted	95,479,510	95,470,093	95,183,998	95,126,316	95,126,269	95,378,238	95,085,871
Ending shares outstanding	95,486,317	95,486,010	95,473,595	95,141,244	95,117,180	95,486,317	95,117,180

Total shareholders' equity	$2,450,438	$2,326,439	$2,287,003	$2,267,974	$2,129,509	$2,450,438	$2,129,509

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,661,759	$1,626,345	$1,582,113	$1,568,815	$1,527,793	$1,661,759	$1,527,793
Common equity tier 1 capital ratio	12.04%	11.78%	11.67%	11.73%	11.60%	12.04%	11.60%
Tier 1 capital	$1,706,796	$1,671,258	$1,626,899	$1,613,480	$1,572,248	$1,706,796	$1,572,248
Tier 1 ratio	12.37%	12.11%	12.00%	12.06%	11.94%	12.37%	11.94%
Total capital	$2,012,349	$1,997,378	$1,940,762	$1,907,441	$1,868,490	$2,012,349	$1,868,490
Total capital ratio	14.58%	14.47%	14.31%	14.26%	14.19%	14.58%	14.19%
Total capital in excess of minimum requirement	$563,592	$548,037	$516,704	$503,152	$485,580	$563,592	$485,580
Total risk-weighted assets	$13,797,681	$13,803,249	$13,562,455	$13,374,177	$13,170,574	$13,797,681	$13,170,574
Leverage ratio	9.93%	9.73%	9.75%	9.70%	9.59%	9.93%	9.59%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	13.50%	12.81%	12.99%	12.94%	12.49%	13.50%	12.49%
Ending tangible shareholders' equity to ending tangible assets (1)	7.98%	7.23%	7.23%	7.17%	6.50%	7.98%	6.50%
Average shareholders' equity to average assets	13.28%	12.87%	13.09%	12.52%	12.70%	13.08%	12.53%
Average tangible shareholders' equity to average tangible assets (1)	7.64%	7.15%	7.25%	6.57%	6.69%	7.35%	6.49%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	0	0	0	0
Average share repurchase price	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total cost of shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable